UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) July 28, 2022
BRICKELL BIOTECH, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-21088	93-0948554
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5777 Central Avenue
Suite 102
Boulder, CO 80301
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (720) 505-4755
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BBI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At 4:30 p.m. Eastern Time on July 28, 2022, Dennison T. Veru informed Brickell Biotech, Inc. (the “Company”) of his resignation from the Company’s Board of Directors, effective immediately. In submitting his resignation, Mr. Veru expressed that this decision is for personal reasons and that he is not resigning as a result of any disagreement on any matter relating to the operations, policies or practices of the Company.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 29, 2022, the Board of Directors of the Company adopted Amended and Restated Bylaws to (i) decrease the minimum number of directors from five members to four members, (ii) clarify that each class of directors should consist of one-third of the total directors as nearly as possible, (iii) allow the chair of, or any officer entitled to act as corporate secretary of, any meeting of stockholders to adjourn such meeting without a vote of stockholders; and (iv) make certain typographical and other changes. The foregoing description of the Company’s Amended and Restated Bylaws is not complete and is subject to and qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.1 hereto and is incorporated herein by reference.
On July 29, 2022, in accordance with the Company’s Amended and Restated Bylaws, the Board of Directors of the Company reduced the size of the Board of Directors from five members to four members.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

3.1	Amended and Restated Bylaws, effective as of July 29, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2022	Brickell Biotech, Inc.

	By:	/s/ Robert B. Brown
	Name:	Robert B. Brown
	Title:	Chief Executive Officer